EXHIBIT 24.1

POWER OF ATTORNEY

STATE OF LOUISIANA

PARISH OF EAST BATON ROUGE

          BE IT KNOWN that before me, the undersigned Notary Public, in the presence of the undersigned competent witnesses personally came and appeared:

T. A. Barfield, Jr.

a resident of the age of majority of the Parish of East Baton Rouge, Louisiana (hereinafter “Appearer”), who declared as follows:

          Appearer does by these presents constitute and appoint Gary P. Graphia and Robert L. Belk, acting individually or jointly, as his true and lawful attorney-in-fact and agent (hereinafter the “Agent”) with full power and authority to do any and all things and to execute any and all instruments which said Agent may deem necessary or advisable to comply with Section 13 of the Securities and Exchange Act of 1934 (the “Act”) in connect with the filing of an Annual Report on Form 10-K for the fiscal year ended August 31, 2004, including without limitation execution on behalf of Appearer of such annual report on Form 10-K and any amendments thereto.

     Executed in Baton Rouge, Louisiana, in the presence of the undersigned competent witnesses and me, Notary, on this 13th day of October, 2004.

WITNESSES:

/s/ Ann Bullock	/s/ T. A. Barfield, Jr. T. A. Barfield, Jr.

/s/ Debra J. Roberson

/s/ Gary P. Graphia Notary Public Bar No. 20835 My Commission is for Life

POWER OF ATTORNEY

STATE OF LOUISIANA

PARISH OF EAST BATON ROUGE

          BE IT KNOWN that before me, the undersigned Notary Public, in the presence of the undersigned competent witnesses personally came and appeared:

David W. Hoyle

a resident of the age of majority of the County of Gastonia, North Carolina (hereinafter “Appearer”), who declared as follows:

          Appearer does by these presents constitute and appoint Gary P. Graphia and Robert L. Belk, acting individually or jointly, as his true and lawful attorney-in-fact and agent (hereinafter the “Agent”) with full power and authority to do any and all things and to execute any and all instruments which said Agent may deem necessary or advisable to comply with Section 13 of the Securities and Exchange Act of 1934 (the “Act”) in connect with the filing of an annual report on Form 10-K for the fiscal year ended August 31, 2004, including without limitation execution on behalf of Appearer of such annual report on Form 10-K and any amendments thereto.

     Executed in Baton Rouge, Louisiana, in the presence of the undersigned competent witnesses and me, Notary, on this 13th day of October, 2004.

WITNESSES:

/s/ Ann Bullock	/s/ David W. Hoyle David W. Hoyle

/s/ Debra J. Roberson

/s/ Gary P. Graphia Notary Public Bar No. 20835 My Commission is for Life

POWER OF ATTORNEY

STATE OF LOUISIANA

PARISH OF EAST BATON ROUGE

          BE IT KNOWN that before me, the undersigned Notary Public, in the presence of the undersigned competent witnesses personally came and appeared:

James F. Barker

a resident of the age of majority of the County of Pickens, South Carolina (hereinafter “Appearer”), who declared as follows:

          Appearer does by these presents constitute and appoint Gary P. Graphia and Robert L. Belk, acting individually or jointly, as his true and lawful attorney-in-fact and agent (hereinafter the “Agent”) with full power and authority to do any and all things and to execute any and all instruments which said Agent may deem necessary or advisable to comply with Section 13 of the Securities and Exchange Act of 1934 (the “Act”) in connect with the filing of an annual report on Form 10-K for the fiscal year ended August 31, 2004, including without limitation execution on behalf of Appearer of such annual report on Form 10-K and any amendments thereto.

     Executed in Baton Rouge, Louisiana, in the presence of the undersigned competent witnesses and me, Notary, on this 13th day of October, 2004.

WITNESSES:

/s/ Ann Bullock
/s/ James F. Barker James F. Barker

/s/ Debra J. Roberson

/s/ Gary P. Graphia Notary Public Bar No. 20835 My Commission is for Life

POWER OF ATTORNEY

STATE OF LOUISIANA

PARISH OF EAST BATON ROUGE

          BE IT KNOWN that before me, the undersigned Notary Public, in the presence of the undersigned competent witnesses personally came and appeared:

Albert D. McAlister

a resident of the age of majority of the County of Laurens, South Carolina (hereinafter “Appearer”), who declared as follows:

          Appearer does by these presents constitute and appoint Gary P. Graphia and Robert L. Belk, acting individually or jointly, as his true and lawful attorney-in-fact and agent (hereinafter the “Agent”) with full power and authority to do any and all things and to execute any and all instruments which said Agent may deem necessary or advisable to comply with Section 13 of the Securities and Exchange Act of 1934 (the “Act”) in connect with the filing of an Annual Report on Form 10-K for the fiscal year ended August 31, 2004, including without limitation execution on behalf of Appearer of such annual report on Form 10-K and any amendments thereto.

     Executed in Baton Rouge, Louisiana, in the presence of the undersigned competent witnesses and me, Notary, on this 13th day of October, 2004.

WITNESSES:

/s/ Ann Bullock	/s/ Albert D. McAlister Albert D. McAlister

/s/ Debra J. Roberson

/s/ Gary P. Graphia Notary Public Bar No. 20835 My Commission is for Life

POWER OF ATTORNEY

STATE OF LOUISIANA

PARISH OF EAST BATON ROUGE

          BE IT KNOWN that before me, the undersigned Notary Public, in the presence of the undersigned competent witnesses personally came and appeared:

J. M. Bernhard, Jr.

a resident of the age of majority of the Parish of East Baton Rouge, Louisiana (hereinafter “Appearer”), who declared as follows:

          Appearer does by these presents constitute and appoint Gary P. Graphia and Robert L. Belk, acting individually or jointly, as his true and lawful attorney-in-fact and agent (hereinafter the “Agent”) with full power and authority to do any and all things and to execute any and all instruments which said Agent may deem necessary or advisable to comply with Section 13 of the Securities and Exchange Act of 1934 (the “Act”) in connect with the filing of an Annual Report on Form 10-K for the fiscal year ended August 31, 2004, including without limitation execution on behalf of Appearer of such annual report on Form 10-K and any amendments thereto.

     Executed in Baton Rouge, Louisiana, in the presence of the undersigned competent witnesses and me, Notary, on this 13th day of October, 2004.

WITNESSES:

/s/ Ann Bullock	/s/ J. M. Bernhard, Jr. J. M. Bernhard, Jr.

/s/ Debra J. Roberson

/s/ Gary P. Graphia Notary Public Bar No. 20835 My Commission is for Life

POWER OF ATTORNEY

STATE OF LOUISIANA

PARISH OF EAST BATON ROUGE

          BE IT KNOWN that before me, the undersigned Notary Public, in the presence of the undersigned competent witnesses personally came and appeared:

Charles E. Roemer, III

a resident of the age of majority of the Parish of East Baton Rouge, Louisiana (hereinafter “Appearer”), who declared as follows:

          Appearer does by these presents constitute and appoint Gary P. Graphia and Robert L. Belk, acting individually or jointly, as his true and lawful attorney-in-fact and agent (hereinafter the “Agent”) with full power and authority to do any and all things and to execute any and all instruments which said Agent may deem necessary or advisable to comply with Section 13 of the Securities and Exchange Act of 1934 (the “Act”) in connect with the filing of an Annual Report on Form 10-K for the fiscal year ended August 31, 2004, including without limitation execution on behalf of Appearer of such annual report on Form 10-K and any amendments thereto.

     Executed in Baton Rouge, Louisiana, in the presence of the undersigned competent witnesses and me, Notary, on this 13th day of October, 2004.

WITNESSES:

/s/ Ann Bullock	/s/ Charles E. Roemer, III Charles E. Roemer, III

/s/ Debra J. Roberson

/s/ Gary P. Graphia Notary Public Bar No. 20835 My Commission is for Life

POWER OF ATTORNEY

STATE OF LOUISIANA

PARISH OF EAST BATON ROUGE

          BE IT KNOWN that before me, the undersigned Notary Public, in the presence of the undersigned competent witnesses personally came and appeared:

L. Lane Grigsby

a resident of the age of majority of the Parish of East Baton Rouge, Louisiana (hereinafter “Appearer”), who declared as follows:

          Appearer does by these presents constitute and appoint Gary P. Graphia and Robert L. Belk, acting individually or jointly, as his true and lawful attorney-in-fact and agent (hereinafter the “Agent”) with full power and authority to do any and all things and to execute any and all instruments which said Agent may deem necessary or advisable to comply with Section 13 of the Securities and Exchange Act of 1934 (the “Act”) in connect with the filing of an Annual Report on Form 10-K for the fiscal year ended August 31, 2004, including without limitation execution on behalf of Appearer of such annual report on Form 10-K and any amendments thereto.

     Executed in Baton Rouge, Louisiana, in the presence of the undersigned competent witnesses and me, Notary, on this 13th day of October, 2004.

WITNESSES:

/s/ Ann Bullock	/s/ L. Lane Grigsby L. Lane Grigsby

/s/ Debra J. Roberson

/s/ Gary P. Graphia Notary Public Bar No. 20835 My Commission is for Life

POWER OF ATTORNEY

STATE OF LOUISIANA

PARISH OF EAST BATON ROUGE

          BE IT KNOWN that before me, the undersigned Notary Public, in the presence of the undersigned competent witnesses personally came and appeared:

John W. Sinders, Jr.,

a resident of the age of majority of the County of Harris, Texas (hereinafter “Appearer”), who declared as follows:

          Appearer does by these presents constitute and appoint Gary P. Graphia and Robert L. Belk, acting individually or jointly, as his true and lawful attorney-in-fact and agent (hereinafter the “Agent”) with full power and authority to do any and all things and to execute any and all instruments which said Agent may deem necessary or advisable to comply with Section 13 of the Securities and Exchange Act of 1934 (the “Act”) in connect with the filing of an annual report on Form 10-K for the fiscal year ended August 31, 2004, including without limitation execution on behalf of Appearer of such Annual Report on Form 10-K and any amendments thereto.

     Executed in the City of Baton Rouge, State of Louisiana, in the presence of the undersigned competent witnesses and me, Notary, on this 13th day of October, 2004.

WITNESSES:

/s/ Ann Bullock	/s/ John W. Sinders, Jr. John W. Sinders, Jr.

/s/ Debra J. Roberson

/s/ Gary P. Graphia Notary Public Bar No. 20835 My Commission is for Life